UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2021

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 3rd Avenue, Suite 602
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

 (Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The NASDAQ Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2021 (the “Original Report”) by Acacia Research Corporation (the “Company”), concerning the Company’s decision to engage BDO USA, LLP (“BDO”) as its independent registered public accounting firm following the dismissal of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. This Amendment is being filed to update Item 4.01 of the Original Report and to add Item 9.01 to file GT’s letter to the Securities and Exchange Commission (the “SEC”), furnished to the Company on April 16, 2021. Except as specifically described above, (i) this Amendment does not reflect events occurring subsequent to the filing of the Original Report and (ii) no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, on April 10, 2021, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) recommended to the Board the dismissal of GT as its independent registered public accounting firm on April 10, 2021, which decision was approved by the Board and communicated to GT on April 10, 2021. On April 12, 2021, the Audit Committee appointed BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Company requested that GT furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this Current Report. A copy of GT’s letter to the SEC, dated April 15, 2021, is filed as Exhibit 16.1 to this Amendment.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter of Grant Thornton LLP dated April 15, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2021
ACACIA RESEARCH CORPORATION

	By:	/s/ Clifford Press
	Name:	Clifford Press
	Title:	Chief Executive Officer

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